EXHIBIT 10.2

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

LOWELL FARMS INC.

WARRANT TO PURCHASE STOCK

No. W-21 [ ]	August 30, 2021

For value received, this warrant (the “Warrant”) is issued to [                 ], with an address at [                 ] (“Holder”) and entitles Holder to subscribe for and purchase at the Exercise Price (as defined below) from Lowell Farms Inc., a British Columbia corporation (the “Company”), the Exercise Shares (as defined below) upon the terms and subject to the adjustments as provided herein. This Warrant is issued pursuant to a private offering of units by the Company on or about August 30, 2021, and is one of a series of similar warrants (collectively, the “Warrants”) issued pursuant to such private offering.

1. Definitions. As used herein, the following terms shall have the following respective meanings:

(a) “Change of Control” means the occurrence after the date of this Warrant of (i) any transaction or series of related transactions to which the Company or one of its subsidiaries is a party that results in a “person” or “group” (within the meaning of Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), becoming the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of outstanding voting securities of the Company having the right to cast more than 50% of the votes for the election of members of the board of directors of the Company, (ii) any reorganization, arrangement, amalgamation, merger or consolidation of the Company, other than a transaction or series of related transactions in which the holders of the voting securities of the Company outstanding immediately prior to such transaction or series of related transactions retain, immediately after such transaction or series of related transactions, at least a majority of the total voting power represented by the outstanding voting securities of the Company or such other surviving or resulting entity or (iii) a sale, lease or other disposition of all or substantially all of the assets of the Company and its subsidiaries taken as a whole. Notwithstaning the foregoing, (A) a change in beneficial ownership of super voting shares of the Company having the right to cast more than 50% of the votes for the election of members of the board of directors of the Company shall not constitute a Change of Control if, following such change, such super voting shares are required to be voted in accordance with that certain Voting Agremeent of the Company dated as of April 10, 2020 and/or in accordance with the direction of the Company’s board of directors and (B) a change in beneficial ownership resulting from the cancellation of the super voting shares of the Company in whole or in part will not be taken into account in determining whether a Change of Control has occurred.

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(b) “Exercise Period” means the time period commencing on the date hereof and ending on the earlier to occur of (i) immediately prior to a Change of Control or (ii) August 30, 2024.

(c) “Exercise Price” means $1.40 USD per share, subject to adjustment as provided in Section 3 hereof.

(d) “Exercise Shares” means [                 ] Warrant Shares, subject to adjustment as provided in Section 3 of this Warrant.

(e) “Holders” means (as the context requires) more than one of the holders of the Warrants or all of the holders of the Warrants collectively.

(f) “Required Holders” means one or more Holders holding Warrants exercisable for a majority of the total Exercise Shares issuable at the time.

(g) “Stock” means the subordinate voting shares of the Company.

(h) “Warrant Shares” means subordinate voting shares of the Company.

2. Exercise of Warrant.

2.1 Cash Exercise. The rights represented by this Warrant may be exercised in whole or in part at any time during the Exercise Period, by delivery of the following, simultaneously with payment of an amount equal to the Exercise Price multiplied by the number of Exercise Shares for which the Warrant is being exercised by wire transfer or by certified or bank check, to the Company at 19 Quail Run Circle, Suite B, Salinas, California 93907 (or at such other address as the Company may designate in writing to the Holder) or by email to Steve Neil, Senior Vice President, Finance, steve@lowellfarms.com (or at such other email address as the Company may designate in writing to the Holder):

(a) an executed Notice of Exercise in the form attached hereto as Exhibit A; and

(b) this Warrant.

Upon the exercise of the rights represented by this Warrant, a certificate, certificates or direct registration system (“DRS”) statements for the Exercise Shares so purchased, registered in the name of the Holder shall be issued and delivered to the Holder as soon as practicable after the rights represented by this Warrant shall have been so exercised. The person in whose name any certificate, certificates or DRS statements for Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate, certificates or DRS statements, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

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3. Adjustment of Exercise Price. Subject to the requirements of the Canadian Securities Exchange (or such other exchange on which the Exercise Shares are then listed), the Exercise Price and Exercise Shares shall be subject to adjustment from time to time as follows:

3.1 If and whenever at any time prior to the end of the Exercise Period the outstanding Stock shall be subdivided, redivided or changed into a greater or consolidated into a lesser number of Stock or reclassified into different shares of capital stock of the Company (a “Reclassification”), or the Company shall issue additional Stock (or securities convertible into additional Stock or different shares of capital stock of the Company) to the holders of all or substantially all of its outstanding Stock by way of a stock dividend or otherwise (other than an issue of additional Stock to holders of Stock who have elected to receive dividends in the form of Stock in lieu of receiving cash dividends paid in the ordinary course) (a “Stock Dividend”), Holder shall be entitled to receive and shall accept, upon the exercise of such right and payment of the aggregate Exercise Price at any time on the effective date of such Reclassification or Stock Dividend or thereafter, in lieu of the number of Stock to which he was theretofore entitled upon exercise, the aggregate number of Stock, different shares of capital stock of the Company and/or securities convertible into Stock or different shares of capital stock of the Company that Holder would have held immediately following such Reclassification or Stock Dividend had he been the registered holder of the number of Stock to which he was theretofore entitled upon exercise of this Warrant as of the applicable record date or effective date for such action.

3.2 If and whenever at any time prior to the end of the Exercise Period the Company shall issue rights, options or warrants to all or substantially all the holders of its outstanding Stock entitling them to subscribe for or purchase additional Stock, different shares of capital stock of the Company or securities convertible into Stock or different shares of capital stock of the Company, and if such issuance has or is reasonably likely to have a material adverse effect on rights of Holder hereunder, then the Exercise Price shall be adjusted appropriately as determined by the directors of the Company, acting reasonably. If all such rights, options or warrants are not exercised prior to the expiration thereof, the Exercise Price shall be readjusted based upon the number of additional Stock, different shares of capital stock of the Company or securities convertible into Stock or different shares of capital stock of the Company actually issued upon the exercise of such rights, options or warrants, as the case may be.

3.3 No adjustments of the Exercise Price shall be made pursuant to Section 3.1 or Section 3.2 if the Holder is permitted to participate in such Reclassification or Stock Dividend or in the issue of such options, rights or warrants, as the case may be, as though and to the same effect as if it had exercised this Warrant into Exercise Shares prior to the applicable record date or effective date for such Reclassification or Stock Dividend or the issue of such options, rights or warrants, as the case may be.

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3.4 The adjustments provided for in this Section 3 are cumulative and shall be computed to the nearest one-tenth of one cent and will be made successively whenever an event referred to therein occurs. Notwithstanding the foregoing, no adjustment of the Exercise Price shall be made in any case in which the resulting increase or decrease in the Exercise Price would be less than one percent of the then prevailing Exercise Price. Any adjustment that would otherwise have been required to be made, but for the minimum percentage threshold, shall be carried forward and made at the time of and together with the next subsequent adjustment to the Exercise Price which, together with any and all such adjustments so carried forward, shall result in an increase or decrease in the Exercise Price by not less than one percent.

4. Fractional Shares; Effect of Exercise. Notwithstanding anything herein contained, the Company shall in no case be required to issue fractional Exercise Shares upon the exercise of this Warrant. If any fractional interest in an Exercise Share would, except for the provisions of this Section 4, be deliverable upon the exercise of this Warrant, the aggregate number of Exercise Shares to which such holder shall be entitled shall be rounded down to the nearest whole number if the fraction is less than 0.5 and rounded up to the nearest whole number if the fraction is 0.5 or greater.

5. No Stockholder Rights. This Warrant shall not entitle the Holder to any right to receive dividends, voting rights or other rights as a stockholder of the Company.

6. Lost, Stolen, Mutilated or Destroyed Warrant. The Company covenants to the Holder hereof that, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation, upon surrender and cancellation of such Warrant or stock certificate, the Company shall make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

7. Acceptance. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

8. Amendment and Waiver. Subject to compliance with the requirements of the Canadian Securities Exchange (or such other exchange on which the Exercise Shares are then listed), any provision of this Warrant may be amended or waived in a writing signed by both the Company and the Required Holders and such amendment or waiver shall be binding on all Holders.

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9. Governing Law; Venue.

9.1 This Warrant and all actions arising out of or in connection with this Warrant shall be governed by and construed in accordance with the laws of the State of New York, without regard to its internal rules governing the conflict of laws.

9.2 Each of the Company and the Holder hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York, New York and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Warrant or the transactions contemplated hereby or for recognition or enforcement of any judgment relating hereto, and each of the Company and the Holder hereby irrevocably and unconditionally (a) agrees not to commence any such action or proceeding except in such courts; (b) agrees that any claim in respect of any such action or proceeding may be heard and determined in such courts; (c) waives any objection or defense which it may now or hereafter have based on personal jurisdiction; (d) waives any objection which it may now or hereafter have to the laying of venue of any such action or proceeding in any such court; and (e) waives the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each of the Company and the Holder agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

9.3 EACH OF THE COMPANY AND THE HOLDER HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE BETWEEN THE COMPANY AND THE HOLDER (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THIS WARRANT, THE TRANSACTIONS CONTEMPLATED HEREBY OR THE RELATIONSHIPS ESTABLISHED BETWEEN THE COMPANY, THE HOLDER, ANY OTHER HOLDER(S) OF WARRANTS.

(Signature page follows)

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In Witness Whereof, the Company has caused this Warrant to be executed by its duly authorized officer as of the date first above written.

COMPANY:

LOWELL FARMS INC.

By:
Name:	Mark Ainsworth
Title:	Chief Executive Officer

Accepted by:

PURCHASER:

[                                        ]

By:
Name:
Title:

Signature Page to Warrant

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EXHIBIT A

NOTICE OF EXERCISE

TO:   Lowell Farms Inc.

(1) The undersigned hereby elects to purchase __ shares of ______ of Lowell Farms Inc. (the “Company”) pursuant to the terms of the attached Warrant, and tenders herewith payment of the Exercise Price in full, together with all applicable transfer taxes, if any by payment of US$_________ by wire transfer, federal reference number _________.

(2) Please issue a certificate, certificates or DRS statement representing said shares of Stock in the name of the undersigned or in such other name as is specified below:

_____________________________________

Holder

_____________________________________

Address

(3) The undersigned represents that (i) the aforesaid shares of Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares; (ii) the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding the undersigned’s investment in the Company; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; (iv) the undersigned understands that the shares of Stock issuable upon exercise of this Warrant have not been registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; (v) the undersigned is aware that the aforesaid shares of Stock may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until the undersigned has held the shares for the number of years prescribed by Rule 144, that among the conditions for use of the Rule is the availability of current information to the public about the Company and the Company has not made such information available and has no present plans to do so; (vi) the undersigned is an “accredited investor” (as defined in Rule 501 promulgated pursuant to the Securities Act); and (vii) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of Stock unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided the Company with an opinion of counsel satisfactory to the Company, stating that such registration is not required.

_____________________________________	_____________________________________
Date	(Signature)

_____________________________________
(Print name)

Exhibit A-1